Exhibit 99.1

LCNB
CORP.

Investor Presentation

Third Quarter 2026
NASDAQ: LCNB



LCNB Operations Center, Lebanon OH

Forward Looking

LCNB CORP.

This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "plan," "intend," "target," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2025, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include:

- changes in competitive and market factors that might affect our results of operations;
- changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards;
- changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
- our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
- the timing of acquisition or investment transactions;
- local, regional and national economic conditions and events and the impact they may have on us and our customers;
- targeted or estimated returns on assets and equity, growth rates and future asset levels;
- our ability to attract deposits and other sources of liquidity and capital;
- changes in the financial performance and/or condition of our borrowers;
- changes in the level of non-performing and classified assets and charge-offs;
- changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers' payment behavior and creditworthiness;
- changes in our capital structure resulting from future capital offerings or acquisitions;
- inflation, interest rate, securities market and monetary fluctuations;
- the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;
- timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
- changes in consumer spending, borrowing and saving habits;
- technological changes;
- our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;
- volatility in the credit and equity markets and its effect on the general economy;
- the potential for customer fraud;
- effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
- the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
- our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and
- material differences in the actual financial results of merger and acquisition activities compared with expectations.

These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

LCNB CORP.

About LCNB

LCNB CORP. | Q3, 2026 INVESTOR PRESENTATION


LEBANON CITIZENS
NATIONAL BANK

Nearly 150 Years of History

LCNB CORP.

Our Commitment to Service

LCNB's mission is to enhance the lives of our customers, associates, and shareholders while making a meaningful impact in the communities we serve.

Ohio's Community Bank, Positioned for Growth

Core Community Banking
35 offices, 78,000+ customers

Business Banking
Commercial Lending and Treasury Services



• Lebanon (HQ)

Wealth Management
$1.7B AUM

Mortgage Banking
origination and servicing

$2.3B	$1.7B	$1.9B
Assets	Loans	Deposits

Financial and operating data as of or for the periods ended September 30, 2026, unless otherwise noted.

LCNB CORP.

Compelling Community Banking Presence

Operating in four of Ohio's most robust and fastest-growing markets



Cincinnati
30th largest U.S. MSA

Region is growing in industries including advanced manufacturing, Life Sciences and Technology

Dayton
76th largest U.S. MSA

Wright-Patterson AFB, Ohio's largest single-site employer; growth in defense and aviation technology related fields

Columbus
32nd largest U.S. MSA

17 Fortune 1000 HQs, 52 colleges and Intel's $20B+ chip investment

Chillicothe & Ross
60% of U.S. w/in days drive

Honda and LG Energy Solution's $3.5B EV battery plant, creating 2,200 jobs

8th Largest bank in Ohio[1] (FDIC, September 2026)

[1]Under $10 billion in assets

#9 Deposit market share in the Cincinnati MSA

~5.6M Combined population of LCNB's MSAs

Investment Highlights

Proven Acquirer: TBV dilution from recent acquisitions earned back on or ahead of schedule

Tangible Book Value Growth: +7.2% year-over-year, and above pre-acquisition levels

Expanding Margin: Net interest margin for the third quarter of 2026 increased 35 bps year-over-year as balance sheet repositioning lowered funding costs

Highly Profitable Platform: Third quarter 2026 EPS up 4.1% year-over-year, with ROAA of 1.29% and ROATCE of 15.52%

Longstanding Dividend: Annual dividend maintained or increased every year since LCNB Corp was formed in 1999

Capital Discipline: TCE / TCA at September 30, 2026 of 8.50%, up from 8.03% a year ago

Management Team

LCNB's team brings together deep institutional experience and new capabilities to support continued growth and strong execution

Our Executive Team

Eric J. Meilstrup
Chief Executive Officer

Robert C. Haines II
President

Andrew M. Wallace
EVP, Chief Financial Officer

Lawrence P. Mulligan Jr.
EVP & Chief Administrative Officer

Bradley A. Ruppert
EVP, Chief Investment Officer

Patricia L. Walter
EVP & Chief Risk Officer

Jeffrey D. Meeker
EVP, Chief Lending Officer

Susan J. Kelley
SVP, Chief Accounting Officer

Experienced Leadership & Succession Depth

- Strong continuity of team
- Complementary expertise from new executives
- Talent and leadership development
- Clear accountability and execution

Proven Acquisition Integration

- Successful integration of recent acquisitions
- Driving operating synergies
- Alignment of technology and processes
- Scalable platform for future growth

Conservative Credit Culture

- Disciplined commercial loan growth
- Longstanding underwriting discipline
- Proactive credit monitoring and risk management
- Strong asset quality across economic cycles

Expanding Wealth Management Platform

- Centralized expertise with local market presence
- Scalable platform to support continued AUM growth
- Expanded cross-selling and client relationship opportunities

Engaged Board Aligned with Shareholders

Well-versed, meaningful ownership, and the expertise our strategy requires

10 of 12
Independent directors
Objective oversight of strategy and risk

6%
Insider Ownership
Directors invested alongside our investors

50%
Joined since 2018
Fresh perspective with deep institutional knowledge

5
Key Areas of Expertise
Banking, finance, legal, technology & leadership

Our Directors

Mary E. Bradford
Former IT Executive, GE Aviation

Spencer S. Cropper, Chairman
CPA, Stolle Properties

Steve P. Foster
Former President and CEO of LCNB

William G. Huddle
Former Banker

Craig M. Johnson
CPA

Michael J. Johrendt
Attorney, Johrendt & Holford

William H. Kaufman
Attorney, Kaufman & Florence

Anne E. Krehbiel
Attorney, Krehbiel Law Office

Takeitha W. Lawson
Co-Founder, Columbia May, LLC

Eric Meilstrup
CEO, LCNB

Stephen P. Wilson
Former CEO, LCNB

Susan B. Zaunbrecher
Former Chief Legal Officer, Fifth Third Bancorp

LCNB CORP.

Ongoing Strategic Transformation

LCNB CORP. | Q3, 2026 INVESTOR PRESENTATION

Growth-Oriented Strategic Plan

Priorities focused on producing strong and consistent performance

Balance Growth
Focusing on profitable organic growth without compromising credit standards

Diversify Revenues
Multiple sources of revenue support high levels of noninterest income

Focus on Profitability
Proactively control costs, pricing and asset quality

Return of Capital
Longstanding dividend policy and share repurchase program

M&A Opportunities
Pursuing opportunities that drive strong ROI

Continual Transformation
Align offerings and services with customer needs

Ongoing Initiatives Supporting Profitable Growth

Management has executed on its commitments

Metric	2015		LTM At (9/30/26)	Growth
Earnings Per Diluted Share	$0.64	→	**$1.75**	**+173%**
Noninterest Income	$10.1M	→	**$21.0M**	**+107%**
Fiduciary Income	$3.3M	→	**$10.4M**	**+220%**
Wealth Management AUM	$432.1M	→	**$1.66B**	**+284%**
Total Assets Managed	$1.83B	→	**$4.24B**	**+132%**

Organic Growth Engines

- Wealth Management
- Local Decision Making and Talent
- Compelling Market Demographics
- Noninterest Income
- Disciplined Portfolio Management
- Proactive Balance Sheet Initiatives

Disciplined Acquisition Strategy

Successfully integrated six bank acquisitions since 2013

Acquisitions Expanded Presence Across Southwest and Central Ohio

- 2013 — First Capital Bancshares
- 2013 — Eaton National Bank & Trust
- 2015 — BNB Bancorp
- 2018 — Columbus First Bancorp
- 2023 — Cincinnati Bancorp
- 2024 — Eagle Financial Bancorp

Proven Acquisition Strategy

Acquire
Target high-quality community banks that complement our culture, markets, and services

Optimize
Lower-cost funding mix and reduced reliance on higher-cost borrowings

Grow
Disciplined management of liquidity, deposits, and earning assets

What We Look For

Cultural Fit
Community banks with strong reputations and loyal customers

Familiar Markets
In or adjacent to our existing footprint

Cross-sell Potential
Customer bases that benefit from LCNB's trust and wealth platform

Financial Discipline
Manageable TBV dilution with a defined earn-back

LCNB CORP.

Delivering on Acquisition Strategy

Both recent acquisitions earned back their tangible book value dilution on or ahead of the announced schedule

Tangible Book Value per Share

Quarter-end, $ per share



12.72
11.42
11.26
10.08
10.97
10.96
11.34
11.69
12.15
12.45
12.55
12.90
13.02
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Quarter acquisition closed
Pre-acquisition level ($12.72)

Announced vs. Delivered

TBV dilution earn-back, crossover method

	Cincinnati Federal	Eagle Financial
Closed	Nov. 2023	Apr. 2024
Announced deal value	$43.7M	$23.1M
Announced TBV dilution	6.6%	2.4%
Expected earn-back	~2.3 years	~2.1 years
Actual earn-back	**1H 2026**	**By 1Q 2025**
Result	On schedule	~1 year early

Tangible book value per share of $13.02 exceeds the $12.72 pre-2023 acquisition level, with $2.64 per share in dividends paid from Q4'23 through Q3'26

Expanding LCNB Wealth Management Opportunities

Other community banks do not offer independent wealth management capabilities, and many larger competitors fall short of LCNB's level of customer service

Wealth Management Assets
(in millions)

2020-2025 **CAGR Growth: 11.1%**


$921
$1,558
$1,660
2020
2025
Q3'26

Fiduciary Income
(in millions)

2020-2025 **CAGR Growth: 13.7%**


$5.0
$9.5
$10.4
2020
2025
Q3'26 LTM

Wealth Management Growth Drivers

Comprehensive Product Portfolio

Investments, Annuities & Insurance, Tax & Financial Planning, Retirement, Estate Planning, and Trust Admin

Local Service and Presence

Trust and Investment officers are located within LCNB's markets, providing responsive and individual solutions

Trust Expertise

The wealth team is comprised of CFPs, CFAs, and attorneys who share extensive experience and expertise

LCNB CORP.

Diverse Financial Services

Personal and Business Banking Services, combined with Wealth Management, deliver high levels of noninterest income

Annual Noninterest Income (in millions)



$10.1
$10.9
$10.5
$11.1
$12.3
$15.7
$16.2
$14.3
$15.4
$20.4
$21.8
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

2015 – 2025 Growth

Growing revenue streams have resulted in a 115% increase in noninterest income over the past 10 years.

Strong Fiduciary Income

In 2025, 43.8% of LCNB's noninterest income was derived from fiduciary income.

Improving Deposit Service Charges

Focused on improving deposit service charges by implementing a new Overdraft Program and pursuing additional fee income opportunities. These efforts have driven a 9.2% year-over-year increase for 2025 in deposit service charges and fees.

LCNB CORP.

Strategic Balance Sheet Management

Disciplined balance sheet management is lowering funding costs, improving asset yields, and driving record net interest income

Cost of Interest-Bearing Liabilities

Improved **95 basis points**



5.00%
4.50%
4.50%
4.50%
4.25%
3.75%
3.75%
3.75%
4.00%
2.76%
2.54%
2.34%
2.19%
2.13%
1.89%
1.79%
1.80%
1.81%
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Cost of interest-bearing liabilities
Fed Funds

Securities Portfolio Maturities



Avg yield
Par Value
4.00%
3.00%
2.00%
1.00%
0.00%
$80M
$60M
$40M
$20M
$0M
2026
2027
2028
2029
2030
2031
Par Value Maturing
Avg Yield

Proactive Strategies

Funding Optimization	Increase Core Deposits	Securities Reinvestments
Reduced Borrowings	Higher-Yielding Mix	Opportunistic Asset Sales

NIM Expansion

Margin has recovered from its 2024 low and now exceeds the pre-acquisition levels

Net Interest Margin



+0.77%
3.86%
+0.18%
2.91%
FY'24
Asset Yield
Funding Cost
Q3'26 LTM

Key Net Interest Margin Drivers

Improving Earning-Asset Yields
Higher-yielding originations and selective reinvestment

Optimizing Funding Costs
Lower-cost funding mix and reduced reliance on higher-cost borrowings

Managing Balance Sheet Mix
Disciplined management of liquidity, deposits, and earning assets

Net interest income has increased from $60.8 million in 2024, to $76.6 million for the last twelve-month period ended September 30, 2026

LCNB CORP.

Tangible Book Value Plus Dividends

LCNB has generated $9.72 per share of value since 2016 through tangible book value growth and dividends

TBV per Share Plus Cumulative Dividends



$10.86
$12.28
$12.96
$14.76
$16.64
$17.81
$16.77
$16.56
$16.98
$19.35
$20.58
$2.71
$3.48
$4.29
$5.14
$6.02
$6.90
$7.56
$10.86
$11.64
$11.67
$12.78
$13.93
$14.33
$12.48
$11.42
$10.96
$12.45
$13.02
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Q3'26
TBV per share
Cumulative dividends paid since 2016

Value Created Since 2016

+90% **TBV per share plus dividends**
Since 2016 · 6.8% annualized

+7.2% **TBV per share, year-over-year**
$12.15 → $13.02

$7.56 **Dividends paid per share**
2017 through 9M 2026

$40.7M **Shares repurchased, 2019–2022**
2.2M shares · 16.8% of share count

Longstanding and Growing Dividend

Strong balance sheet and compelling financial model supports growing dividend policy

$0.88
Annualized 2026 dividend per share*

2.4x
Increase in annual dividend since 1998

7
Consecutive annual increases, 2018–2024



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Steady growth
$0.36 → $0.62 | 1998–2007
Maintained through the GFC
Held at $0.64 | 2008–2017
Renewed growth
$0.65 → $0.88 | 2018–2026*
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026*

Durable through cycles: Dividend held at $0.64 per share through the financial crisis and recovery; no reductions since 1998

Renewed growth: Seven consecutive annual increases from 2018 to 2024 lifted the dividend 38% to $0.88 per share

Maintained through integration: Dividend sustained at $0.88 per share while integrating recent acquisitions

*2026 Dividend Annualized

Total Shareholder Return

LCNB has outperformed the Nasdaq Bank Index over the past 1, 2, and 5 years

Cumulative Total Shareholder Return

Periods ended September 30, 2026, dividends reinvested


29.7%
16.2%
36.5%
27.2%
38.0%
23.4%
1-Year
2-Year
5-Year
LCNB
Nasdaq Bank Index

+13.5 pts
vs. index

+9.3 pts
vs. index

+14.6 pts
vs. index

Dividend Yield

LCNB vs. Nasdaq Bank Index

4.8%	**LCNB dividend yield** Dividend ÷ share price as of 9/30/2026
3.1%	**Nasdaq Bank Index yield** Index dividend yield, as of 9/30/2026
+170 bps	**LCNB yield advantage** LCNB yield less index yield

$100 invested in LCNB 5 years ago would be worth $138 today, compared with $123 for the Nasdaq Bank Index (dividends reinvested)

Source: Bloomberg, as of September 30, 2026. Total return is cumulative and assumes reinvestment of dividends

Financial & Operating Highlights

LCNB CORP. | Q3, 2026 INVESTOR PRESENTATION

2026 Third-Quarter Financial Highlights

Strong net interest income, net income and EPS, NIM expanded 35 bps YoY

$0.51	$7.3M	$19.7M	3.92%	1.29%
Diluted EPS	Net Income	Net Interest Income	Net Interest Margin	ROAA
+4.1% YoY	+5.4% YoY	+8.6% YoY	+35 bps YoY	+8 bps YoY

Net Interest Margin, Tax Equivalent (%)



3.57%
3.69%
3.83%
3.99%
3.92%
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

Net Interest Income ($ in millions)



$17.5
$18.1
$18.3
$18.8
$19.8
$19.7
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

Wealth Management

- AUM of $1.66B, up 8.0% YoY
- Fiduciary income of $2.7M, up 3.8%
- Total assets managed of $4.24B
- Added wealth talent in Cincinnati market

Profitability & Efficiency

- ROAA of 1.29% vs. 1.21% in Q3'25
- ROATCE of 15.52% vs. 16.29%
- Efficiency ratio 62.21% vs. 63.44%
- Cost of interest-bearing funds 1.81% vs. 2.13%

Capital & Asset Quality

- TBV per share $13.02, up 7.2% YoY
- TCE / TCA of 8.50% vs. 8.03%
- Net charge-offs in Q3'26 of $0.7 million
- NCOs 0.17% of average loans

Measured Growth in Balance Sheet and Earnings



Consolidated Balance Sheet Growth
84.1
87.3
94.5
91.7
92.7
91.2
1.37
1.63
1.40
1.60
1.72
1.82
1.73
1.88
1.71
1.84
1.72
1.88
2021
2022
2023
2024
2025
Q3'26
Gross Loans ($B)
Deposits ($B)
Loans / Deposits (%)
1,903.6
1,919.1
2,291.6
2,307.4
2,240.8
2,281.8
177.9
140.5
150.4
154.7
176.7
185.7
2021
2022
2023
2024
2025
Q3'26
Total Assets ($MM)
Tangible Common Equity ($MM)



Net Income ($000s)
20,974
22,128
12,628
13,492
23,120
24,903
Impacted by Acquisitions
2021
2022
2023
2024
2025
Q3'26 LTM

Financial Performance Trends

Profitability Dynamics and Operating Performance



Net Interest Margin (%)
3.45
3.55
3.14
2.91
3.50
3.91
2021
2022
2023
2024
2025
YTD Sep-26



ROAA (%)
1.13
1.16
0.63
0.57
1.02
1.15
2021
2022
2023
2024
2025
YTD Sep-26



Efficiency Ratio (%)
65.28
63.73
75.65
77.77
67.17
63.86
2021
2022
2023
2024
2025
YTD Sep-26



ROATCE (%)
11.67
14.96
8.81
9.05
13.91
14.08
2021
2022
2023
2024
2025
YTD Sep-26



Noninterest Income / Operating Revenue (%)
22.13
18.97
21.48
25.13
23.67
20.88
2021
2022
2023
2024
2025
YTD Sep-26



Basic and Diluted EPS
$1.66
$1.93
$1.10
$0.97
$1.63
$1.35
2021
2022
2023
2024
2025
YTD Sep-26

2023 and 2024 profitability impacted by integration of Cincinnati Bancorp and Eagle Financial Bancorp acquisitions

Loan Portfolio Summary

LCNB maintains a conservatively underwritten, real-estate-focused loan portfolio, leveraging its long standing CRE expertise to support disciplined, relationship-driven credit growth

Disciplined Lending Strategy

- Products include commercial and industrial loans, commercial and residential real estate loans, agricultural loans, construction loans, various types of consumer loans and SBA loans.
- The Company has a track record of managing a high-quality CRE portfolio; CRE loans are generally originated with a 75% to 85% maximum loan-to-appraised value ratio, depending upon borrower occupancy, with the total portfolio carrying a sub 65% loan-to-value.
- Since September 30, 2021, total loans have increased 28.3% or $379 million to $1.72 billion as of September 30, 2026.

Loan Composition as of September 30, 2026



Residential Real Estate, 28.3%
Agricultural, 0.9%
Consumer, 0.8%
Other, 0.3%
Commercial and Industrial, 5.1%
Commercial Real Estate, 64.6%
Total Loans: $1.72 Billion

MRQ Yield on Loans 5.65%

Gross Loans ($B)



1.37
1.40
1.72
1.73
1.71
1.72
2021
2022
2023
2024
2025
MRQ

Note: MRQ as of September 30, 2026

Strong Asset and Credit Quality

Strong credit quality, with third quarter 2026 nonperforming loans representing 0.24% of total loans

Credit Quality

- The Bank had $3.9 million in nonaccrual loans as of September 30, 2026, with specific credit loss reserves of $0.6 million assigned.
- Most of LCNB's past due loans are concentrated between commercial and industrial loans, 1-4 family residential loans and a small balance of consumer loans. The Company is comfortable with its current level of delinquencies and continues to monitor and work with each borrower who is past due or non-performing.

Asset Quality Trends



0.00
0.01
0.01
0.04
0.02
0.04
0.00
0.64
(0.00)
0.17
0.22
0.09
0.06
0.34
0.32
0.34
0.32
0.19
0.30
0.18
2021
2022
2023
2024
2025
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
NPAs/Assets (%)
NCOs (Recoveries)/Average Loans (%)

Note: Bank regulatory reporting as of September 30, 2026; MRQ (September 30, 2026) is consolidated

Adequately Reserved Loan Portfolio

Reserve of $13.3 million covers nonperforming loans more than 3x

Loan Loss Reserve Overview

- LCNB cautiously monitors its loan portfolio and records provision expense accordingly to maintain an adequate level of loan loss reserves and strong asset quality.
- The Bank recorded increased provision expense in the quarter ended March 31, 2026 to address strong loan growth, as well as specific deterioration in three participation loans to unrelated borrowers within the logistics sector in the Bank's commercial and industrial portfolio.
- Included in the balance of non-performing loans as of September 30, 2026, are $9.0 million of individually evaluated loans with specific credit loss reserves of $1.5 million assigned.
- Management believes the majority of its borrowers are financially sound and its current level of reserves is sufficient and is more than adequate to address any potential losses and uncertainty surrounding the loan portfolio.

Changes in Loan Loss Reserve



0.40
0.40
0.61
0.69
0.80
0.72
0.80
0.79
0.80
0.78
5,506
5,646
10,525
12,001
13,704
12,170
13,704
13,372
13,606
13,322
2021
2022
2023
2024
2025
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Loan Loss Reserve ($000s)
Loan Loss Reserves/Loans (%)

Note: Bank regulatory reporting as of September 30, 2026; MRQ (September30, 2026) is consolidated

Deposit Portfolio Summary

LCNB benefits from a sticky, low-cost funding base secured by > 90% core deposit mix, providing stable liquidity and an above-peer net interest margin

Disciplined Long-Term Deposit Growth

- Since September 30, 2021, total deposits have increased 17.4% or $279 million to $1.9 billion as of September 30, 2026.
- Total deposit costs continue to fall from almost 2.0% in the third quarter of 2024 to 1.2% in the third quarter of 2026, resulting in improved funding efficiency and a significantly improved net interest margin.
- LCNB's deposit mix includes just 52.3% of time deposits with balances over $100,000 and just 18.4% with balances over $250,000 as of September 30, 2026. The Company expects time deposit repricing of approximately $282.8 million by September 30, 2027, creating further opportunities to reprice.

Deposit Composition as of September 30, 2026


IRA & Time Certificates, 17.9%
Demand, 23.7%
Total Deposits: $1.9 Billion
Savings, 18.6%
Interest Bearing + MMDA, 39.8%
MRQ Cost of Deposits 1.16%

Total Deposits ($B)


1.63
1.60
1.82
1.88
1.84
1.88
2021
2022
2023
2024
2025
MRQ

Note: MRQ as of September 30, 2026

Summary

LCNB CORP.

*LCNB is focused on moving **Further Together** to create value for all the Company's stakeholders*

- *Growth-oriented community bank dedicated to creating significant long-term shareholder value*
- *Business model focused on providing diverse financial services and an above-average level of fee income*
- *History of strong financial performance*
- *Strong, competitive position within large, compelling, and distinct Ohio markets offering significant market share growth potential*
- *Experienced and motivated management team*
- *Ongoing commitment to maintaining strong governance*
- *Management team and Board of Directors are aligned on strategic growth priorities aimed at delivering strong financial results as an independent community bank for many years to come*
- *Proven acquisition strategy*

"LCNB is kind of the next-level community bank," said Lykens. "They're a large bank, but they really operate just like any of the other smaller community banks, and that's been really important for my business and this project," said Lykens."

Kevin Lykens, Budd Dairy Food Hall Developer



LCNB CORP.

Appendix

LCNB CORP. | Q3, 2026 INVESTOR PRESENTATION

Financial Highlights

	LCNB Corp.	Calendar Year Ended					YTD	Quarter Ended			
	LCNB	2021	2022	2023	2024	2025	9/26	12/25	3/26	6/26	9/26
Balance Sheet ($000)	Total Assets	1,903,629	1,919,121	2,291,592	2,307,394	2,240,769	2,281,800	2,240,769	2,237,836	2,223,715	2,281,800
	Gross Loans	1,369,445	1,401,278	1,723,471	1,721,812	1,705,531	1,716,158	1,705,531	1,697,674	1,699,569	1,716,158
	Loan Reserves	5,506	5,646	10,525	12,001	13,704	13,322	13,704	13,372	13,606	13,322
	Deposits	1,628,819	1,604,970	1,824,389	1,878,292	1,840,355	1,882,516	1,840,355	1,838,793	1,819,186	1,882,516
	Common Equity	238,604	200,675	235,303	253,036	273,929	282,218	273,929	275,816	280,617	282,218
	Tangible Common Equity	177,949	140,498	150,406	154,721	176,689	185,661	176,689	178,801	183,829	185,661
Capital Ratios (%)	Loans / Deposits	84.08	87.31	94.47	91.67	92.67	91.16	92.67	92.33	93.42	91.16
	Total Equity / Assets	12.53	10.46	10.27	10.97	12.22	12.37	12.22	12.33	12.62	12.37
	Tangible Equity / Tangible Assets	9.66	7.56	6.82	7.00	8.24	8.50	8.24	8.35	8.64	8.50
	Common Equity / Assets	12.53	10.46	10.27	10.97	12.22	12.37	12.22	12.33	12.62	12.37
	Tangible Common Equity / Tangible Assets	9.66	7.56	6.82	7.00	8.24	8.50	8.24	8.35	8.64	8.50
	Tier 1 Capital Ratio (Bank-Level)	12.25	11.94	10.17	9.94	11.02	12.59	11.02	11.28	11.62	12.59
	Total Risk-Based Capital Ratio (Bank-Level)	12.64	12.31	10.75	10.60	11.81	13.35	11.81	12.04	12.40	13.35
	Leverage Ratio (Bank-Level)	9.58	9.72	8.05	7.94	8.94	10.16	8.94	8.95	9.30	10.16
Profitability (%)	Net Income ($000)*	20,974	22,128	12,628	13,492	23,120	24,903	5,656	4,444	7,494	7,309
	ROAA	1.13	1.16	0.63	0.57	1.02	1.15	1.01	0.80	1.34	1.29
	ROAE	8.71	10.62	6.08	5.49	8.76	9.20	8.22	6.52	10.78	10.23
	ROATCE	11.67	14.96	8.81	9.05	13.91	14.08	12.78	10.06	16.51	15.52
	Net Interest Margin	3.45	3.55	3.14	2.91	3.50	3.91	3.69	3.83	3.99	3.92
	Noninterest Inc/ Operating Rev (%)	22.13	18.97	21.48	25.13	23.67	20.88	23.48	19.94	21.29	21.35
	Efficiency Ratio	65.28	63.73	75.65	77.77	67.17	63.86	64.39	67.35	62.25	62.21
Asset Quality (%)	NPAs / Assets (Bank-Level)	0.22	0.09	0.06	0.34	0.32	0.18	0.32	0.19	0.30	0.18
	NPLs / Loans (Bank-Level)	0.30	0.13	0.08	0.46	0.40	0.24	0.40	0.25	0.40	0.24
	NCOs / Average Loans (Bank-Level)	0.00	0.01	0.01	0.04	0.02	0.21	0.00	0.64	(0.00)	0.21
	Reserves / Gross Loans (Bank-Level)	0.40	0.40	0.61	0.69	0.80	0.78	0.80	0.79	0.80	0.78
	Reserves / NPLs (Bank-Level)	134.19	319.34	723.37	151.51	201.09	317.11	201.09	316.65	201.00	317.11
Per Share Data ($)	Common Shares Outstanding	12,414,956	11,259,080	13,173,569	14,118,040	14,193,577	14,262,125	14,193,577	14,245,849	14,254,091	14,262,125
	Book Value Per Share	19.22	17.82	17.86	17.92	19.30	19.79	19.30	19.36	19.69	19.79
	Tangible Book Value Per Share	14.33	12.48	11.42	10.96	12.45	13.02	12.45	12.55	12.90	13.02
	Basic and Diluted EPS*	1.66	1.93	1.10	0.97	1.63	1.75	0.40	0.31	0.53	0.51
	Dividends Paid*	0.77	0.81	0.85	0.88	0.88	0.88	0.22	0.22	0.22	0.22
	Dividend Payout Ratio (%)*	46.39	41.97	77.27	90.72	53.99	50.29	55.00	70.97	41.51	43.14

* YTD column reflects LTM Sep-26 results, not YTD Sep-26 results

Historical Income Statement

LCNB CORP.

In $000s unless otherwise stated	For the Year Ended December 31, 2021	2022	2023	2024	2025	LTM 9/30/2026
Interest Income	$61,177	$65,753	$79,599	$105,015	$102,747	$103,375
Interest Expense	4,053	4,711	23,250	44,220	32,525	26,802
Net Interest Income	57,124	61,042	56,349	60,795	70,222	76,573
Provision for Credit Losses	(269)	250	2,077	1,962	1,936	4,578
Net interest income after provision for credit losses	57,393	60,792	54,272	58,833	68,286	71,995
Noninterest Income	16,232	14,288	15,411	20,404	21,775	20,988
Noninterest Expense	48,040	48,134	54,423	63,276	61,909	62,532
Net Income before Taxes	25,585	26,946	15,260	15,961	28,152	30,451
Provision for Taxes	4,611	4,818	2,632	2,469	5,032	5,548
Net Income	**20,974**	**22,128**	**12,628**	**13,492**	**23,120**	**24,903**
Effective Tax Rate (%)	*18.0*	*17.9*	*17.2*	*15.5*	*17.9*	*18.2*

Historical Balance Sheet

LCNB CORP.

In $000s unless otherwise stated	For the Year Ended December 31,					MRQ
	2021	2022	2023	2024	2025	9/30/2026
Cash and Cash Equivalents	18,136	22,701	39,723	35,994	24,324	73,212
Available for Sale Securities	308,177	289,850	276,601	258,327	232,271	212,138
Held to Maturity Securities	22,972	19,878	16,858	16,324	16,080	15,676
FHLB Stock	14,500	13,439	25,264	32,144	32,214	31,705
Securities	345,649	323,167	318,723	306,795	280,565	259,519
Gross Loans Held for Investment	1,369,445	1,401,278	1,723,471	1,721,812	1,705,531	1,716,158
Loans Held for Sale	0	0	0	5,556	1,718	2,789
Loan Loss Reserve	5,506	5,646	10,525	12,001	13,704	13,322
Total Net Loans	1,363,939	1,395,632	1,712,946	1,715,367	1,693,545	1,705,625
Fixed Assets	41,742	39,567	42,302	46,834	45,671	46,000
Goodwill	59,221	59,221	79,509	90,310	90,310	90,310
Intangible Assets other than Goodwill	1,434	956	5,388	8,005	6,931	6,247
Total Intangible Assets	60,655	60,177	84,897	98,315	97,241	96,557
Total Other Assets	73,508	78,154	93,001	104,089	99,423	100,886
Total Assets	**1,903,629**	**1,919,398**	**2,291,592**	**2,307,394**	**2,240,769**	**2,281,800**
Total Deposits	1,628,819	1,604,970	1,824,389	1,878,292	1,840,355	1,882,516
Total Debt	16,473	97,174	216,779	161,268	111,305	100,920
Total Other Liabilities	19,733	16,579	15,121	14,798	15,180	16,146
Total Liabilities	**1,665,025**	**1,718,723**	**2,056,289**	**2,054,358**	**1,966,840**	**1,999,582**
Preferred Equity	0	0	0	0	0	0
Common Equity	238,604	200,675	235,303	253,036	273,929	282,218
Total Equity	**238,604**	**200,675**	**235,303**	**253,036**	**273,929**	**282,218**
Total Liabilities and Equity	**1,903,629**	**1,919,398**	**2,291,592**	**2,307,394**	**2,240,769**	**2,281,800**

LCNB
CORP.

lcnbcorp.com

NASDAQ: LCNB

LCNB National Bank | 2 N. Broadway, Lebanon, OH 45036
lcnb.com | shareholderrelations@lcnb.com